UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-12

TARONIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule: 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TARONIS TECHNOLOGIES, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page
Information Concerning Solicitation and Voting	4
Information About the Annual Meeting	4
Date, Time and Place of the Annual Meeting	4
Who May Attend the Annual Meeting	4
Who May Vote	4
How to Vote	4
Voting by Proxy	5
Quorum Requirement	5
Voting Requirements	6
Other Matters	6
Information about the Proxy Statement and the Solicitation of Proxies	6
Annual Report	6
Householding of Annual Meeting Materials	7
Beneficial Ownership of Common Stock	7
Section 16(a) Beneficial Ownership Reporting Compliance	9
Code of Ethics	9
Certain Relationships and Related Party Transactions	9

Proposal No. 1: Election of Directors	10
Legal Proceedings	11
Board Leadership Structure and Role in Risk Oversight	11
Committees of the Board of Directors	12
Stockholder Communications	16
Director Compensation	16
Report of the Audit Committee	17
Executive Compensation	18

Proposal No. 2: Advisory vote to approve the compensation of our named executive officers;	19

Proposal No. 3: Advisory vote to approve the frequency of future advisory votes on the compensation of our named executive officers;	20

Proposal No. 4: Ratification of Selection of Independent Registered Public Accounting Firm	21

Proposal No. 5: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in a Registered Direct Offering	22

Proposal No. 6: Approval of a proposed amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of our common stock	24

Stockholder Nominations and Proposals for the 2020 Annual Meeting of Stockholders	24
Where You Can Find Additional Information	25

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(727) 934-3448

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 23, 2020

To Our Stockholders:

Notice is hereby given that the 2019 Annual Meeting of the Stockholders (the “Annual Meeting”) of Taronis Technologies, Inc., a Delaware corporation (“Company”), will be held on January 23, 2020 at 3:00pm local time at 5350 East Marriott Drive, Phoenix, Arizona 85054 for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect the nominees named in the Proxy Statement to the Board of Directors (the “Board”);

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement;

3.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm;

5.	To approve the issuance of more than 20% of the Company’s issued and outstanding common stock in a Registered Direct Offering;

6.	To approve a proposed amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of our common stock from 190,000,000 to 390,000,000; and

7.	To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will not include a presentation by management.

The close of business on December 11, 2019 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on December 11, 2019 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (800) 967-5051.

By Order of the Board of Directors,

/s/
Scott Mahoney
Chief Executive Officer & President

December [  ], 2019

Phoenix, Arizona

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT DECEMBER 16, 2019. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

●	COMPLETE AND RETURN A WRITTEN PROXY CARD TO THE NAME AND ADDRESS ON THE PROXY CARD

●	ATTEND THE COMPANY’S 2019 ANNUAL MEETING OF STOCKHOLDERS AND VOTE IN PERSON

●	VOTE VIA THE INTERNET AT WWW.FCRVOTE/TRNX.COM

●	VOTE BY PHONE BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT

●	VOTE BY FAXING YOUR PROXY CARD TO THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR, D.F. KING & CO., INC., TOLL-FREE AT (800) 967-5051.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.FCRVOTE/TRNX.COM OR VOTE BY PHONE BY CALLING OR BY FAXING YOUR PROXY CARD TO THE NUMBERS PRINTED ON THE ACCOMPANYING VOTING DOCUMENT. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 23, 2020. THE PROXY STATEMENT AND OUR 2018 ANNUAL REPORT TO SECURITY HOLDERS ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K ARE AVAILABLE AT WWW.FCRVOTE/TRNX.COM.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.FCRVOTE/TRNX.COM OR BY CALLING OR FAXING THE PROXY CARD TO THE NUMBERS PRINTED ON THE ACCOMPANYING VOTING DOCUMENT.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Taronis Technologies, Inc., a Delaware corporation (sometimes referred to in this Proxy Statement as the “Company”, “Taronis”, “we” or “us”), for exercise in voting at the Company’s 2019 Annual Meeting of Stockholders to be held on January 23, 2020 (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We are first sending this Proxy Statement, accompanying Proxy Card, and Notice of Annual Meeting of Stockholders to our stockholders on or about December 16, 2019.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (800) 967-5051.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 23, 2020.

The Proxy Statement and our 2018 Annual Report on Form 10-K are available at www.fcrvote/trnx.com or you may request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice. In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact on our environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s Annual Meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until such election is terminated by the stockholder.

Our principal executive offices are located at 300 W. Clarendon Avenue, Suite 230, Phoenix, AZ 85013, and our telephone number is (866) 370-3835.

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

Our 2019 Annual Meeting will be held on January 23, 2020 at 3:00pm local time at 5350 East Marriott Drive, Phoenix, Arizona 85054.

Who May Attend the Annual Meeting

Only stockholders who own our common stock, par value $0.001 per share (the “Common Stock”) and holders of our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”) as of the close of business on December 11, 2019, the record date for the Annual Meeting (the “Record Date”), will be entitled to attend the Annual Meeting. At the discretion of management, we may permit certain other individuals to attend the Annual Meeting, including the media, professional service providers and our employees.

Who May Vote

Only stockholders who own Common Stock or Series G Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 28,832,477 shares of our Common Stock issued and outstanding and 3,500 shares of Series G Preferred Stock issued and outstanding. The Series G Preferred Stock. Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Annual Meeting. The holders of our Series G Preferred Stock will be entitled to the whole number of votes equal to the number of shares of Common Stock into which such holder's Series G Preferred Stock would be convertible on the Record Date assuming a conversion price of $1.91, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock.

How to Vote

If you were a holder of our Common Stock or Series G Preferred Stock as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person.

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HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM.

A pre-addressed and postage-paid return envelope is enclosed for your convenience. Alternatively, you may cast your vote via the internet at www.fcrvote/trnx.com or by phone by calling or faxing your proxy card to the numbers printed on the accompanying voting document.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a proxy and bring it to the Annual Meeting in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate. If a beneficial owner who holds shares in street name does not provide specific voting instructions to their brokerage firm, bank, broker dealer or other nominee, under the rules of certain securities exchanges, including NASDAQ Marketplace Rules, the brokerage firm, bank, broker dealer or other nominee holding those shares may generally vote as the nominee determines in its discretion on behalf of the beneficial owner on routine matters but cannot vote on non-routine matters, the latter of which results in “broker non-votes.” Proposals 1, 2, 3, and 4 involve matters we believe to be routine. Accordingly, if you do not give instructions to your broker, the broker may vote your shares in its discretion on Proposals 1, 2, 3 and 4 and therefore no broker non-votes are expected in connection with Proposals 1, 2, 3, and 4. Proposal 5 and Proposal 6 are considered non-routine matters and broker non-votes will have the same effect as an “AGAINST” vote. If you date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

●	Proposal No. 1. “FOR” the nominees named in this Proxy Statement to the Board of Directors (the “Board”);

●	Proposal No. 2. “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

●	Proposal No. 3. “FOR” approval, on an advisory basis, of the frequency of future advisory votes every three years on the compensation of the Company’s named executive officers;

●	Proposal No. 4. “FOR” the ratification of the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

●	Proposal No. 5 “FOR” the approval of the issuance of more than 20% of the Company’s issued and outstanding common stock in a Registered Direct Offering;

●	Proposal No. 6 “FOR” the approval of a proposed amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of common stock.

●	Other Business. In the discretion of your proxy holder (one of the individuals named on your proxy card), on any other matter properly presented at the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by voting in person at the Annual Meeting, or by sending a written revocation of your proxy addressed to our Corporate Secretary at our principal executive office. Your latest dated proxy card is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of our Common Stock and Series G Preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. A “broker non-vote” occurs when a broker, bank or other holder of record holding shares for a beneficial owner properly executes and returns a proxy without voting on a particular proposal because such holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

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Voting Requirements

Proposal No. 1. The election of the Directors at the Annual Meeting will be by a plurality of the votes cast. This means that the four director nominees receiving the greatest number of votes cast, in person or by proxy, by the holders of our Common Stock and Series G Preferred Stock in the election of the Directors, will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote “FOR” the nominees for election as a director or may “WITHHOLD” authority for the nominees. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below in Proposal No. 1. If a stockholder withholds authority to vote with respect to the nominees for director, the shares held by that stockholder will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominees. Broker non-votes will have no effect on the election of the nominee.

Proposal No. 2. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 2 regarding advisory vote to approve the compensation of the Company’s named executive officers. Majority of the shares present in person or represented by proxy and entitled to vote on the proposal must vote “FOR” in order for this proposal to pass. Abstentions will have the same effect as a vote against Proposal No. 2.

Proposal No. 3. Stockholders may vote “FOR” every one year, two years or three years or may “ABSTAIN” on Proposal 3 regarding the frequency of holding an advisory vote to approve the compensation of Company’s named executive officers. Majority of the shares present in person or represented by proxy and entitled to vote. If none of the frequency alternatives (one year, two years, or three years) receive a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by stockholders, on an advisory basis. Abstentions will have the same effect as a vote against Proposal No. 3.

Proposal No. 4. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 4 regarding the ratification of the selection of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The affirmative vote of the holders of a majority of the shares of our Common Stock and Series G Preferred Stock present in person or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Marcum. Abstentions will have the same effect as a vote against Proposal No. 4.

Proposal No. 5. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 5 regarding the approval of the issuance of more than 20% of the Company’s issued and outstanding common stock in a Registered Direct Offering. The affirmative vote of the holders of a majority of the shares of our Common Stock and Series G Preferred Stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve Proposal No. 5. Abstentions will have the same effect as a vote against Proposal No. 5.

Proposal No. 6. Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” on Proposal No. 6 regarding the approval of a proposed amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of common stock from 190,000,000 to 390,000,000. The affirmative vote of the holders of a majority of the shares of our Common Stock and Series G Preferred Stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve Proposal No. 6. Abstentions will have the same effect as a vote against Proposal No. 6.

Other Matters

Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. It is not anticipated that other matters will be brought before the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, however, persons named as proxies will vote upon them in their discretion.

Information about the Proxy Statement and the Solicitation of Proxies

The enclosed proxy is solicited by our Board of Directors and we will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, accompanying Proxy Card and Notice of Annual Meeting of Stockholders, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. The solicitation of proxies may be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefor.

Annual Report

A copy of our 2018 Annual Report on Form 10-K, as filed with the SEC, is being made available along with this Proxy Statement online at www.fcrvote/trnx.com and is also available on our website www.taronistech.com. Additional copies may be obtained without charge, upon written request directed to the Corporate Secretary, Taronis Technologies, Inc., 16165 N. 83rd Avenue, Suite 200, Peoria, Arizona 85382.

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Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or telephone number:

Taronis Technologies, Inc.

16165 N. 83rd Avenue, Suite 200

Peoria, Arizona 85382.

Attention: Corporate Secretary

(866) 370-3835

If you would like to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address and telephone number set forth above.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.FCRVOTE/TRNX.COM OR BY CALLING OR FAXING THE PROXY CARD TO THE NUMBERS PRINTED ON THE ACCOMPANYING VOTING DOCUMENT.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of the Record Date for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of the Record Date. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the Record Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

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Name of Beneficial Owner and Address	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Common Stock (1)
Directors and Executive Officers
Scott Mahoney, Chief Executive Officer, President, Director	1,549,589	(2)	5.37%

William Staunton, Director	525,376	(3)	1.82%

Robert Dingess, Chairman/Director	525,871	(4)	1.82%

Kevin Pollack, Director	525,583	(5)	1.82%

Tyler Wilson, Chief Financial Officer, General Counsel, Secretary	777,688	(6)	2.69%

Eric Newell, Treasurer, Vice President of Corporate Operations	4	(7)	*

Clinton Rafe Dean, Former Chief Operating Officer	43,470	(8)	*

Timothy Hauck, Former Interim Chief Financial Officer	0		*

Jack Armstrong, Former Executive Vice President of Business Development	413,332	(9)	1.43%

Richard Conz, Former Executive Vice President of Engineering & Technology Development	413,322	(10)	1.43%

Ermanno Santilli, Former Chief Technology Officer	89,407	(11)	*

Luisa Ingargiola, Former Chief Financial Officer, Former Director	16	(12)	*

All directors and officers as a group (10 people)	4,863,658	(13)	16.86%

* Less than 1%.

(1)	Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares. Based on approximately 28,832,477 shares of Common Stock outstanding as of the Record Date. Shares of Common Stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of Common Stock that such person has the right to acquire within 60 days of the Record Date by the exercise of stock options.

(2)	Mr. Mahoney’s beneficial ownership is comprised of 750 common stock options with a strike price of $93.70 per share; 200 shares of free trading common stock; 1,548,624 shares of restricted common stock; and 15 shares of common stock with a special legend through an entity he owns and controls.

(3)	Mr. Staunton’s beneficial ownership is comprised of 514,244 shares of restricted common stock and 11,132 shares of free-trading common stock.

(4)	Mr. Dingess’ beneficial ownership is comprised of 514,243 shares of restricted common stock and 11,628 shares of free trading common stock.

(5)	Mr. Pollack’s beneficial ownership is comprised of 514,264 shares of restricted common stock and 11,319 shares of free trading common stock.

(6)	Mr. Wilson’s beneficial ownership is comprised of 250 common stock options with a strike price of $86 per share, 777,437 shares of restricted common stock and 1 restricted share through an entity he owns and controls.

(7)	Mr. Newell’s beneficial ownership consists of 4 shares of free trading common stock.

(8)	Mr. Dean’s beneficial ownership consists of 43,470 restricted shares of common stock.

(9)	Mr. Armstrong’s beneficial ownership is comprised of 413,322 shares of restricted common stock.

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(10)	Mr. Conz’ beneficial ownership is comprised of 363,322 shares of restricted common stock and 50,000 free trading shares.

(11)	Mr. Santilli’ beneficial ownership consists of 750 common stock options with a strike price of $93.70 and 88,657 shares of restricted shares of common stock.

(12)	Ms. Ingargiola’ beneficial ownership consists of 16 shares of restricted common stock.

(13)	Consists of 1,750 common stock options that are freely exercisable, 84,283 shares of free trading common stock and 4,777,615 shares of restricted common stock.

Pursuant to Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the percentage calculations use different totals of outstanding securities for the purpose of determining ownership. Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports with the SEC regarding ownership and changes in ownership of such equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Based solely on our review of the copies of such forms furnished to us with respect to our fiscal year ended December 31, 2018, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended December 31, 2018, all applicable Section 16(a) filing requirements were timely met.

CODE OF ETHICS

The Company has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to its directors, officers, including the Chief Executive Officer, Chief Financial Officer and other officers performing similar functions, and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002, as amended, and SEC rules. A copy of the Code of Ethics is available on the Company’s website at http://www.taronistech.com and any stockholder may obtain a copy by making a written request to the Company’s Corporate Secretary, 16165 N. 83rd Avenue, Suite 200, Peoria, Arizona 85382. In the event of any amendments to or waivers of the terms of the Code of Ethics, such matters will be posted promptly to the Company’s website in lieu of disclosure on Form 8-K in accordance with Item 5.05(c) of Form 8-K.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Code of Ethics requires all of the Company’s directors, officers and employees to give their complete loyalty to the best interests of the Company and to avoid any action that may involve, or that even may appear to involve, a conflict of interest with the Company. The Code of Ethics also requires any of the Company’s directors, officers or employees who become aware of a conflict or potential conflict to bring it to the attention of supervisor, manager or other appropriate personnel or consult the compliance procedures provided in the Code of Ethics. The Board of Directors reviews and approves or ratifies all relationships and transactions between us and (i) any of our directors or executive officers, (ii) any nominee for election as a director, (iii) any security holder who is known to us to own beneficially or of record more than 5% of our Common Stock or (iv) any member of the immediate family of any of the foregoing.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Four directors are to be elected to serve until the third (3rd) anniversary of the Annual Meeting of Shareholders during which they were elected and until their successors have been elected and qualified. The four director candidates receiving the highest number of votes will be elected as directors of the Company. Votes against the directors and votes withheld will have no legal effect. The Board has nominated the current four directors of the Company for re-election to the Board at the Annual Meeting to serve until the Annual Meeting of Shareholders for the year ending December 31, 2022, or until their successors are elected and qualified. The persons nominated by the Board for election as directors, each of whom is currently a director, are listed below. All of the nominees have consented to being named in this Proxy Statement and to serve following their election.

Below is information about each director, including biographical data for at least the past five years and an assessment of the skills and experience of each nominee.

Robert L. Dingess, 73, has served as Chairman of our Board of Directors since April 30, 2013. Mr. Dingess has over 35 years of financial and management experience, including working with several large healthcare organizations, owning and operating his own businesses, and serving as a Senior Manager and Partner of Ernst & Young. Mr. Dingess currently is owner and Chief Executive Officer of Ideal Management Services, Inc., d/b/a Ideal Image Central Florida, a med-spa company with four locations in central Florida. From 1992 to 2002, Mr. Dingess served as the Chief Executive and owner of Dingess & Associates, Inc., a private healthcare consulting and management company, which served healthcare clients in multiple states. From 1986 to 1992, Mr. Dingess was a Senior Manager and Partner in Ernst & Young’s Southeast Region Healthcare Operations Business Office Practice, where he advised over 200 healthcare clients in healthcare financial management. Mr. Dingess holds a Master of Business Administration from Virginia Commonwealth University and a Bachelor of Business Administration from Marshall University.

Mr. Dingess’ experience in owning and operating his own businesses, serving as a Partner at Ernst & Young and in advising companies give him the qualifications and skills to serve as a Director of our Company.

Scott Mahoney, 45, has served as our Chief Executive Officer and a member of our Board of Directors since November 2018. He previously served as our Chief Financial Officer and Secretary since December 2016. Mr. Mahoney has 17 years of financial and distressed situation management experience. Prior to joining Taronis, Mr. Mahoney was the Chief Financial Officer of Phoenix Group Metals, LLC, a leading auto core supply and automobile recycling company based in Phoenix, AZ. In addition, Mr. Mahoney has served in several entrepreneurial roles in the oil industry, raising over $200 million in equity and debt capital for previous projects in the Permian Basin, Eagle Ford, Williston Basin, Rockies and Mid-continent. Mr. Mahoney has managed 13 oil and gas acquisitions, and managed or participated in more than 350 oil and gas wells. Prior to co-founding Vast, Mr. Mahoney was the Chief Financial Officer of American Standard Energy Corp, building that company from a start-up to a $400 million market capitalization in two years.

Prior to American Standard, Mr. Mahoney founded Catalyst Corporate Solutions, a financial consulting firm focused on turnaround management in the heavy industrial, business services and oil and gas industries. Under that firm, Mr. Mahoney served as a strategic advisor to XOG Operating, LLC, a contract operator in 17 states and Geronimo Holding Corporation, a portfolio of oil and gas assets in the Permian Basin, Williston Basin, Eagle Ford, South Texas, among other holdings. Mr. Mahoney also advised a number of southwest-based companies on restructuring, debt and equity financings, acquisitions and the sale of multiple businesses. He has extensive experience in the technology, heavy manufacturing, recycling and transportation and construction industries through both his banking and consulting client base. Prior to forming Catalyst, Mr. Mahoney spent 13 years in corporate and investment banking with JP Morgan, Wells Fargo and Key Bank. Mr. Mahoney is a Chartered Financial Analyst and has an MBA from the Thunderbird School of Global Management and two Bachelor’s degrees from the University of New Hampshire.

Mr. Mahoney’s qualifications to serve on our Board include his financial and management experience.

Kevin Pollack, 49, has served as a Director since June 21, 2012. Mr. Pollack served as Chief Financial Officer of Opiant Pharmaceuticals, Inc. (NASDAQ: OPNT), a specialty pharmaceutical company, and as a member of its Board of Directors, from 2012 until 2017, and as an advisor from 2017 until 2018. From 2007 until 2013, Mr. Pollack was a managing director at Paragon Capital LP, a private investment firm focused primarily on U.S.-listed companies. Since 2003, Mr. Pollack has also served as president of Short Hills Capital LLC. Prior to that, Mr. Pollack worked as an investment banker at Banc of America Securities LLC, focusing on mergers and acquisitions and corporate finance. Mr. Pollack started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney. Since 2012, Mr. Pollack has served as a member of the board of directors of PressureBioSciences, Inc. (OTCQB: PBIO). Mr. Pollack graduated magna cum laude from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors.

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Mr. Pollack’s qualifications to serve on our Board include his financial, legal, investment and management experience, including his experience with other public companies.

William W. Staunton III, 72, has served as a member of our Board of Directors since April 30, 2013. He is the CEO and Chairman of Okika Technologies, an electronics design services company specializing in custom integrated circuit (IC), firmware, and software solutions. He has been the President of Accel–RF Corporation, a provider of RF Reliability Test Systems for compound semiconductor devices from 2011 until 2013. In 2011, Mr. Staunton founded Kokua Executives, LLC, which provides guidance and interim executive level-leadership to companies. From 2000 to 2011, Mr. Staunton served as the Chief Executive Officer and a Director of Ramtron International Corporation, which designs, develops and markets specialized semiconductor memory, microcontroller, and integrated semiconductor solutions. From March 1999 until December 2000, Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, which designs and manufactures multi-chip modules and board products for commercial satellite applications. Previously, Mr. Staunton was executive vice president of Valor Electronics Inc. from April 1996 until February 1999. Mr. Staunton holds a Bachelor of Science degree in electrical engineering from Utah State University.

Mr. Staunton’s extensive experience in the semi-conductor industry, with specific background in Military and Space Contracting, give him the qualifications and skills to serve as a director of our Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALL NOMINEES NAMED ABOVE.

LEGAL PROCEEDINGS

None of the Company’s directors or officers has been a part of any legal proceeding within the last 10 years that is subject to disclosure under Item 401(f) of Regulation S-K.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership

The business and affairs of the Company are managed under the direction of our Board. We conducted one formal Board meeting in the fiscal year ended December 31, 2018. Each of our directors has attended all meetings either in person or via telephone conference. The Board also conducted monthly telephone calls in which the majority of the independent Board members were present.

Board Oversight of Risk

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s tolerance for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

The Audit Committee assists our Board in its general oversight of, among other things, the Company’s policies, guidelines and related practices regarding risk assessment and risk management, including the risk of fraud. As part of this endeavor, the Audit Committee reviews and assesses the Company’s major financial, legal, regulatory, environmental and similar risk exposures and the steps that management has taken to monitor and control such exposures. The Audit Committee also reviews and assesses the quality and integrity of the Company’s public reporting, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the Company’s internal audit department, the effectiveness of the Company’s disclosure controls and procedures and the adequacy and effectiveness of the Company’s risk management policies and related practices.

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Director Independence

We make our determination of director independence using the definition of “independence” set forth in Nasdaq Listing Rule 5605(a)(2), which provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	The director is, or at any time during the past three years was, an employee of the company;

●	The director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	A family member of the director is, or at any time during the past three years was, an executive officer of the company;

●	The director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	The director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	The director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

In accordance with the rules of the SEC and Nasdaq, the Company requires that at least a majority of the directors serving at any time on the Board of Directors be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one member of the Audit Committee qualify as an “audit committee financial expert” under those rules. The Board of Directors has determined that Mr. Dingess (chairman of our Audit Committee) is qualified to serve as the “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K and that Mr. Dingess, Mr. Staunton and Mr. Pollack meet the financial literacy requirements under applicable SEC and Nasdaq rules. The Board of Directors has also determined that of the four currently serving as directors, three are independent (Robert Dingess, William Staunton III and Kevin Pollack) under applicable SEC and Nasdaq rules.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has established four standing committees: audit, compensation, acquisition and corporate governance and nominating. Actions taken by our committees are reported to the full Board. The Board has determined that all members of each of the audit and compensation committees are independent under the current listing standards of Nasdaq. Our corporate governance and nominating committee is comprised of two independent directors.

Audit Committee	Compensation Committee	Acquisition Committee	Corporate Governance and Nominating Committee
Robert Dingess*	William Staunton III*	Kevin Pollack*	Robert Dingess
Kevin Pollack	Kevin Pollack	Scott Mahoney	Kevin Pollack*
William Staunton III		William Staunton III

* Indicates committee chair

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Audit Committee

Our Audit Committee, which currently consists of three directors, provides assistance to our Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal controls and compliance functions of the Company. Our Audit Committee employs an independent registered public accounting firm to audit the financial statements of the Company and perform other assigned duties. Further, our Audit Committee provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of our internal controls. In discharging its responsibilities, our Audit Committee may rely on the reports, findings and representations of our auditors, legal counsel and responsible officers. Our Board has determined that all members of the Audit Committee are financially literate within the meaning of SEC rules and under the current listing standards of Nasdaq. Our Board has also determined that Mr. Dingess qualifies as an “audit committee financial expert.” The Audit Committee met four times in 2018.

Compensation Committee

Our Compensation Committee, which currently consists of two directors, establishes executive compensation policies consistent with our objectives and our stockholders’ interests. Our Compensation Committee also reviews the performance of our executive officers and establishes, adjusts and awards compensation, including incentive-based compensation, as more fully discussed below. In addition, our Compensation Committee generally is responsible for:

●	Establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our directors, executive officers and other employees;

●	Overseeing our compensation plans, including the establishment of performance goals under the company’s incentive compensation arrangements and the review of performance against those goals in determining incentive award payouts;

●	Overseeing our executive employment contracts, special retirement benefits, severance, change in control arrangements and/or similar plans;

●	Acting as administrator of any company stock option plans; and

●	Overseeing the outside consultant, if any, engaged by the Compensation Committee.

Our Compensation Committee periodically reviews the compensation paid to our non-employee Directors and the principles upon which their compensation is determined. The compensation committee also periodically reports to the Board on how our non-employee Director compensation practices compare with those of other similarly situated public corporations and, if the Compensation Committee deems it appropriate, recommends changes to our director compensation practices to our Board for approval.

Outside consulting firms retained by our Compensation Committee and management also will, if requested, provide assistance to the compensation committee in making its compensation-related decisions.

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Acquisition Committee

Our Acquisition Committee reviews mergers and acquisitions deemed to be material to provide additional oversight and guidance to Management and the Board. The Acquisition Committee is comprised of not less than three (3) directors. Each Acquisition Committee member is subject to annual reconfirmation and may be removed by the Board at any time. In addition, our Acquisition Committee generally is responsible for:

●	Reviewing acquisition strategies with the Company’s management and investigating acquisition targets on behalf of the Company.

●	Recommending acquisition strategies and candidates to the Company’s Board, as appropriate.

●	Reporting all of its material actions to the Board and keeping the Board apprised of the Company’s proposed material investments and acquisitions.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee, which currently consists of two directors, monitors our corporate governance system, assesses Board membership needs, makes recommendations to the Board regarding potential director candidates for election at the annual meetings of stockholders or in the event of any director vacancy and performs any other functions or duties deemed appropriate by the Board. The corporate governance and nominating committee met one time in 2018.

Director candidates must have experience in positions with a high degree of responsibility and leadership experience in the companies or institutions with which they are or have been affiliated. Directors are selected based upon contributions that they can make to the Company. We do not maintain a separate policy regarding the diversity of our Board members. However, consistent with its charter, the Corporate Governance and Nominating Committee, and ultimately the Board, seeks directors (including nominees for director) with diverse personal and professional backgrounds, experience and perspectives that, when combined, provide a diverse portfolio of experience and knowledge that will well serve our governance and strategic needs.

Director Qualifications

It is a policy of the Corporate Governance and Nominating Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of the Corporate Governance and Nominating Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director.

Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to the Company, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in meetings of the Board of Directors and committee meetings and related activities, the ability to work professionally and effectively with other members of the Board of Directors and Company management, and the ability and intention to remain on the Board of Directors long enough to make an effective contribution. Among candidates who meet the foregoing criteria, the Corporate Governance and Nominating Committee also considers the Company’s current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors.

The Corporate Governance and Nominating Committee endeavors to comprise the Board of Directors of members with a broad mix of professional and personal backgrounds. Thus, the Corporate Governance and Nominating Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Corporate Governance and Nominating Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Corporate Governance and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Corporate Governance and Nominating Committee will also consider the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.

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Corporate Governance and Nominating Committee Process

In selecting candidates for the Board of Directors, the Corporate Governance and Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders’ desire and are qualified to continue their service on the Board of Directors. However, the Corporate Governance and Nominating Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into the Company’s affairs and enhancing the Board of Directors’ ability to work as a collective body. Therefore, it is the policy of the Corporate Governance and Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who the Corporate Governance and Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election. If any member of the Board of Directors does not wish to continue in service or if the Corporate Governance and Nominating Committee or the Board of Directors decides not to re-nominate a member, there is an existing vacancy on the Board of Directors, or the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, elects to expand the size of the Board of Directors, the following process would be followed:

●	The Corporate Governance and Nominating Committee develops a profile for candidates’ skills and experience, based on the criteria described above.

●	The Corporate Governance and Nominating Committee initiates a search, polling members of the Board of Directors and management, and retaining a search firm if the Corporate Governance and Nominating Committee deems this appropriate.

●	The Corporate Governance and Nominating Committee has a policy with respect to stockholders’ suggestions for nominees for directorships. Under this policy, stockholder nominees are given identical consideration as nominees identified by the Corporate Governance and Nominating Committee.

●	The process by which stockholders may submit potential nominees is described below under “Stockholder Recommendation Process.”

●	The Corporate Governance and Nominating Committee then determines the eligibility and suitability of any candidate based on the criteria described above and the Corporate Governance and Nominating Committee’s search profile.

●	The Chairman of the Board of Directors and at least one member of the Corporate Governance and Nominating Committee interview prospective candidate(s) who satisfy the qualifications described above.

●	The Corporate Governance and Nominating Committee offers other members of the Board of Directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

●	The Corporate Governance and Nominating Committee seeks endorsement of the final candidate(s) from the full Board of Directors.

●	The final candidate(s) are nominated by the Board of Directors for submission to a stockholder vote or elected to fill a vacancy.

Stockholder Recommendation Process

The Corporate Governance and Nominating Committee will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information and relevant qualifications to our Corporate Secretary at our principal executive offices. All written submissions received from our stockholders will be reviewed by the Corporate Governance and Nominating Committee at the next appropriate meeting. The Corporate Governance and Nominating Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our board. The Company or the Corporate Governance and Nominating Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility or suitability of the proposed nominee to serve as director of the Company. See the section titled “Stockholder Nominations and Proposals for the 2020 Annual Meeting of Stockholders” later in this Proxy Statement.

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Revisions to Nomination Process

The Corporate Governance and Nominating Committee and stockholder recommendation processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. The Corporate Governance and Nominating Committee intends to review these processes from time to time in light of the Company’s evolving needs and changing circumstances, as well as changes in legal requirements and stock exchange listing standards. The Corporate Governance and Nominating Committee may revise these processes or adopt new ones based on such periodic reviews.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has adopted a process through which interested stockholders may communicate with the Board of Directors. Stockholders who wish to send communications to the Board of Directors, or any particular director, should address such communications to the Corporate Secretary, at the Company’s mailing address at 16165 N. 83rd Avenue, Suite 200, Peoria, Arizona 85382. The envelope containing any such communication should be prominently marked “To the Attention of the Board of Directors” or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder’s address and the number of shares of the Company’s Common Stock beneficially owned by the stockholder. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as he deems appropriate, our Corporate Secretary will: (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where the stockholder communication consists of a request for information about the Company or is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

DIRECTOR COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to our directors during the fiscal year ended December 31, 2018 for all services rendered in all capacities to us and our subsidiaries in fiscal year 2018. The table excludes directors who are also executive officers, except to the extent such executive officer’s compensation is not fully reflected under “2018 Summary Compensation Table” below.

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total

Robert Dingess, Director	2018	$136,250						$136,250

William Staunton, Director	2018	$99,750						$99,750

Kevin Pollack, Director	2018	$115,625						$115,625

Carla Santilli, Former Director	2018	$38,523						$38,523

Joseph Stone, Former Director	2018	$25,625						$25,625

Christopher Huntington, Former Director	2018	$59,000						$59,000

Luisa Ingargiola, Former Director	2018	$39,375						$39,375

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s 2018 Annual Report on Form 10-K with the Company’s management and the Company’s independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee met privately with the Company’s independent registered public accounting firm and discussed issues deemed significant by the independent registered public accounting firm, including those required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures and the letter received from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm’s independence. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2018 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Robert Dingess (Chairman)

Kevin Pollack

William Staunton III

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EXECUTIVE COMPENSATION

2018 Summary Compensation Table

The following sets forth information with respect to the compensation awarded or paid to our named executive officers during the fiscal years ended December 31, 2018 and 2017 (collectively, the “named executive officers”) for all services rendered in all capacities to us and our subsidiaries in fiscal 2018 and 2017.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Totals ($)

Scott Mahoney,	2018	$215,000			$16,000	(1)			$52,452	(3)	$283,452
Chief Executive Officer and President	2017	$215,000			$10,000	(2)			$4,000	(3)	$229,000

Ermanno Santilli,	2018	$226,697		$25,000	$19,450	(2)					$271,147
former Chief Technology Officer	2017	$235,000									$235,000

Timothy Hauck, former Interim Chief Financial Officer	2018	$14,167	(4)								$14,167

Jack Armstrong, former Executive Vice President of Business Development	2018	$10,417	(4)								$10,417

Tyler B. Wilson, Chief Financial Officer, General Counsel and Corporate Secretary	2018	$14,583	(4)								$14,583

Richard Conz,	2018	$15,000	(4)								$15,000
Executive Vice President of Engineering and Technology Development

Clinton Rafe Dean, Chief Operating Officer	2018	$10,000	(4)								$10,000

Narrative to Executive Compensation Table

(1)	In April 2018, the Board authorized the issuance of common stock registered under the Corporation’s Amended and Restated 2014 Equity Incentive Compensation Plan.

(2)	In 2017, the Board authorized the issuance of common stock to Scott Mahoney as part of his employment compensation.

(3)	Represents the payout of accrued earned paid-time-off pursuant to the terms of the executive’s employment agreement.

(4)	Represents the amount of Executive’s salary paid on a prorated basis during the fiscal year ending December 31, 2018.

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Outstanding Equity Awards at 2018 Fiscal Year-end Table

The following table sets forth information regarding outstanding option awards and stock awards held by each named executive officer at December 31, 2018.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Unvested Shares	Market Value of Unvested Shares (1)	Vesting Date
Scott Mahoney, CEO	750	750	750	$93.70	12/31/2027	-	-	-
Timothy Hauck, former interim CFO	-	-	-	-	-	-	-	-
Ermanno Santilli, Former CTO (former CEO)	750	750	750	$93.70	12/31/2027	-	-	-
Rafe Dean, former COO	-	-	-	-	-	-	-	-
Tyler Wilson, CFO, General Counsel, Corporate Secretary	250	-	250	$86.00	4/2/2028	-	-	-
Jack Armstrong, former EVP of Business Development	-	-	-	-	-	-	-	-
Richard Conz, former EVP of Engineering and Technology Development	-	-	-	-	-	-	-	-

Additional Narrative Disclosure

(1)	Based on the $24.65 closing price of a share of our common stock as quoted on the Nasdaq Stock Market on December 31, 2018.

PROPOSAL 2:

NON-BINDING, ADIVSORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the executive compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on motivating employees through performance-based variable compensation while ensuring that executives are strongly aligned with the creation of long-term value for stockholder principles. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to successfully lead the Company in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF PROPOSAL 2

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PROPOSAL 3:

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF
ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act also enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding, advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (a “Say-on-Pay” vote). Accordingly, the Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote.

The alternative among one year, two years or three years that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting will be deemed to be the frequency preferred by the stockholders. For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every three years.

The Board believes that a vote every three years provides adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, our Board believes that an advisory vote every three years is preferable, as it would foster a long-term approach to evaluating our executive compensation program while maintaining accountability for executive compensation decisions. If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2022 Annual Meeting.

Although the frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Board and the Compensation Committee will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF “THREE YEARS” ON PROPOSAL 3

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PROPOSAL 4:

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT

REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Board has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2019. The Company first engaged Marcum on May 17, 2016 as the Company’s independent registered public accounting firm.

Stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Audit Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and review of financial statements include in the registrants Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $250,109 and $294,653, respectively.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and not reported under Item 9(e)(1) of Schedule 14A, for professional services rendered were $0 and $0, respectively.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for professional services rendered were $0 and $0, respectively.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services, provided by the principal accountant, other than the services report in Items 9(e)(1) through 9(e)(3) of Schedule 14A, for services rendered were $0 and $0, respectively.

Audit Committee Approval

Before a principal accountant is engaged by the Company or its subsidiaries to render audit or non-audit services, the engagement is approved by the Company’s audit committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2018.

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PROPOSAL 5:

APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN A REGISTERED DIRECT OFFERING

Overview

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with an offering involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance at a price that is less than the Minimum Price (as defined in Rule 5635(d)). Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such an offering will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

On December 9, 2019, the Company entered into a registered direct financing transaction conditioned upon receipt of shareholder approval of the transaction (the “Offering”). If consummated, the Offering would trigger the requirements of Rule 5635(d), and therefore, we are seeking stockholder approval for the Offering, as described more fully in the following paragraphs.

Offering

Securities Purchase Agreement

On December 9, 2019, the Company entered into a Securities Purchase Agreement (“SPA”) with institutional investors (“Investors”) pursuant to which the Company agreed to issue and sell to each Investor, and each Investor severally, but not jointly, agreed to purchase from the Company 29,412 shares of Series H Convertible Preferred Stock (“Preferred Shares”) at a price of $850 per Preferred Share, and approximately 19,608,001 Common Stock Purchase Warrants (“Warrants”) (collectively, the “Transaction Securities”) for a total gross purchase price of $25,000,000 (the “Offering”). The Preferred Shares will have a fixed conversion price of $1.50 and will be initially convertible into approximately 19,608,000 shares of Common Stock. The Warrants will be exercisable at a price of $1.50 per share for approximately 19,608,001 shares of Common Stock, representing one hundred percent (100%) of the total number of shares of common stock issuable upon conversion of the Preferred Shares. While the Investors have agreed to purchase a minimum of 29,412 Preferred Shares, such number may be adjusted, as follows: (i) the lead Investor may elect to increase the amount of Preferred Shares to be issued pursuant to the SPA by up to 15,000 and the number of Warrants to be issued will then be increased proportionately and (ii) if certain listing failures occur that cause the failure of one or more closing condition(s), which are not waived by an Investor, the amount of Preferred Shares to be issued pursuant to the SPA may be decreased to 8,235 Preferred Shares if no Investors waive the failure of such closing condition(s) and the number of Warrants to be issued will then be decreased proportionately. The closing of the Offering is subject to being approved by the Company’s shareholders at the Company’s 2019 Annual Meeting.

Series H Convertible Preferred Stock

In connection with the Offering, the Company shall designate a new class of preferred stock as “Series H Convertible Preferred Stock” in the aggregate amount of 40,000 shares with each Preferred Share having a stated value of $1,000. At the Closing of the Offering, the Company will issue up to 40,000 Preferred Shares.

The Preferred Shares will initially mature twenty-four months from the end of the calendar month following issuance. The maturity date of the Preferred Shares will be automatically extended in the event that the Company, directly or through its former Subsidiary, Taronis Fuels, Inc., receives non-refundable deposits of not less than $4,500,000 pursuant to the Turkish Contract (as defined in the certificate of designations for the Preferred Shares). The Preferred Shares include an redemption right upon the occurrent of a Triggering Event (as defined in the certificate of designations for the Preferred Shares), which means that the holders have the right to require that the Company redeem all or any portion of the conversion amount of such Holder’s Series H Preferred Shares then outstanding, upon proper notice, in cash at the prices set forth in the Certificate of designations for the Preferred Shares. The Company also has the right to redeem the Series H Convertible Preferred Stock, in cash in amount equal to 125% of the Conversion Amount (as defined in the certificate of designations for the Preferred Shares), or if certain equity conditions are not satisfied at the greater of (i) 125% of the Conversion Amount (as defined in the certificate of designations for the Preferred Shares) and (ii) the product of (A) the Conversion Amount (as defined in the certificate of designations for the Preferred Shares) being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the date the Company delivers the Company Optional Redemption Notice and ending on the Company Optional Redemption Date, by (II) the lowest Conversion Price in effect during such period, at any time, subject to complying with certain minimum redemption amounts.

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The Preferred Shares will amortize monthly over their term, payable in cash or stock at the Company’s election, subject to certain conditions, all pursuant to the terms of the certificate of designations governing the terms of the Preferred Shares

The holders of the Preferred Shares do not have voting rights.

The holders of Preferred Shares shall be entitled to receive dividends, when and as declared by the Board, from time to time, in its sole discretion. From and after the occurrence of a Triggering Event (as defined in the certificate of designation for the Preferred Shares) until such time as all Triggering Events then outstanding are cured, the holders shall be entitled to receive Dividends at a rate of eighteen percent (18.0%) per annum, which dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall compound each calendar month.

Upon the occurrence of a Triggering Event, the holder may require the Company to redeem all or any of the Preferred Shares in cash by wire transfer of immediately available funds at a price equal to the greater of (x) 118% of the Conversion Amount being redeemed and (y) the product of (A) the Conversion Amount being redeemed and (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Triggering Event and ending on the date such Holder delivers the Triggering Event Redemption Notice, by (II) the lowest Conversion Price in effect during such period. Upon a Price Triggering Event (as defined in the certificate of designations for the Preferred Shares) the Company will prepay the Preferred Shares in cash or stock or in a combination of cash and stock at the Company’s election, subject to certain conditions, all pursuant to the terms of the certificate of designations governing the terms of the Preferred Shares.

Warrants

Additionally, pursuant to the terms of the SPA, the Company will grant the Investors Warrants to purchase a minimum of approximately 5,490,000 shares and up to a maximum of approximately 26,666,667 shares of Common Stock, representing one hundred percent (100%) of the total number of shares of common stock issuable upon conversion of the Preferred Shares. The Warrants will be exercisable, in whole or in part, at any time after the Issuance Date at an exercise price of $1.50 per share (the “Exercise Price”). The Warrants will be exercisable for 60 months following the Issuance Date.

If on or after the Issuance Date, in event there is no effective registration statement registering, or no current prospectus is available for the resale of, the Warrant Shares, the Investors may exercise the Warrants by means of a “cashless exercise”. A holder of Warrants will not have the right to exercise any portion of its Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that each holder may increase or decrease the Beneficial Ownership Limitation by giving notice to the Company; provided, further, that any increase of the Beneficial Ownership Limitation will only take effect upon 61 days’ prior notice to the Company, but not to any percentage in excess of 9.99%.

The Exercise Price and number of Warrant Shares issuable upon the exercise of the Warrants will be subject to adjustment in the event of any stock dividends, forward or reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrants.

Total gross proceeds to the Company, assuming full exercise of the Warrants will be approximately a minimum of approximately $8,235,000 and up to a maximum of approximately $40,000,000.

The above description of the Offering is qualified in its entirety by the full text of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission December 10, 2019, and the exhibits attached thereto.

Purpose of the Offering

The purpose of the Offering would be to raise additional capital to further implement our acquisition-based growth business strategy, to augment organic growth through strategic capital expenditures, for working capital and to enhance our overall capitalization, all for the purpose of enhancing shareholder value.

For more information concerning the Offering please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2019, and the exhibits attached thereto: https://www.sec.gov/Archives/edgar/data/1353487/000149315219018940/0001493152-19-018940-index.htm

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PROPOSAL NO. 6

APPROVAL OF A PROPOSED AMENDMENT TO ITS CERTIFICATE OF INCORPORATION
TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

The Company’s Board of Directors has approved an amendment to the Company’s Certificate of Incorporation in the form of Appendix B hereto. The proposed amendment to the Company’s Certificate of Incorporation includes the following amendments to the current Charter, as amended:

Increase of Authorized Capital

The Board of Directors has unanimously adopted resolutions approving and recommending to the stockholders for their approval a proposed amendment to the Charter to increase our authorized shares of common stock from 190,000,000 to 390,000,000 and to make a corresponding change to the number of authorized shares of all classes of capital stock.

We currently have a total of 200,000,000 shares of capital stock authorized under our Charter, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock. Our Board of Directors is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 190,000,000 to 390,000,000, and increase the number of authorized shares of all classes of stock from 200,000,000 to 400,000,000. The number of shares of authorized preferred stock would remain unchanged.

Our Board of Directors has determined that it would be in our best interests to increase the number of authorized shares of common stock in order to provide our company with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, or to issue stock dividends, without the need to obtain additional stockholder approvals. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

As of December 11, 2019, approximately 28,832,477 shares of common stock were outstanding, with the balance of our available unauthorized common stock reserved for future issuances as a condition of certain financing agreements, leaving 0 shares of common stock available for issuances. As of December 11, 2019, we have the following outstanding, which necessitates increasing the Company’s authorized capital:

●	2,311 shares of Common Stock issuable upon the exercise of options;

●	1,945 shares of Common Stock that are issuable upon the exercise of common stock warrants issued in a private placement in June 2017 (the “June 2017 Private Placement”);

●	278 shares of Common Stock that are issuable upon the exercise of placement agent warrants issued in the June 2017 Private Placement;

●	218,000 shares of Common Stock that are issuable upon the exercise of common stock warrants granted in the October 2018 Registered Direct Offering and Private Placement;

●	94,650 shares of Common Stock that are issuable upon the exercise of common stock warrants granted in a February 2019 Confidentially Marketed Public Offering;

●	3,111,111 shares of Common Stock issuable upon exercise of the Common Stock Warrants issued in connection with a November 2019 Registered Direct Offering at an exercise price of $1.91 per share; and

●	1,555,556 shares of Common Stock issuable upon conversion of outstanding shares of Series G Convertible Preferred Stock.

In addition to necessity to have shares available for the exercise or conversion of the above referenced securities, our Board of Directors desires to have shares of common stock available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, acquisitions, financings and equity compensation plans. Our management believes the increase in authorized share capital is in the best interests of our company and our stockholders and recommends that the stockholders approve the increase in authorized share capital.

The text of the proposed amendment to the Company’s Certificate of Incorporation is attached to this proxy statement as Appendix B. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board of Directors deems necessary and advisable to effect the increase in authorized common stock. Notwithstanding approval of the amended Certificate of Incorporation by the stockholders of the Corporation, the Board of Directors may abandon the amended Certificate of Incorporation at any time prior to its effectiveness without further action by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE IN FAVOR OF PROPOSAL 6

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR

THE 2020 ANNUAL MEETING OF STOCKHOLDERS

As of the date of this Proxy Statement, we had not received notice of any shareholder proposals for the 2019 Annual Meeting described herein and proposals received 10 days after the date of this Proxy Statement will be considered untimely. If a stockholder wants the Company to include a proposal in the Company’s Proxy Statement for presentation at our 2020 Annual Meeting of Stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by the Company no later than the deadline set forth below. Such proposals should be directed to Taronis Technologies, Inc., 16165 N. 83rd Avenue, Suite 200, Peoria, Arizona 85382, Attention: Corporate Secretary.

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Under Rule 14a-8, to be timely, a stockholder’s notice for a proposal must be received at our principal executive offices not less than 120 calendar days before the date of our Proxy Statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2020 annual meeting must be received by us at our principal executive office no later than a reasonable time before we begin to print and send our proxy material. During 2020, we will announce the date of our annual meeting and the date we plan on printing and sending our proxy material and the deadline for the submission of stockholder proposals. Stockholders wishing to submit proposals to be presented directly at our 2020 annual meeting of stockholders instead of by inclusion in next year’s Proxy Statement must follow the submission criteria set forth in our By-Laws, and applicable law concerning stockholder proposals. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to the Corporate Secretary, Taronis Technologies, Inc., 16165 N. 83rd Avenue, Suite 200, Peoria, Arizona 85382.

December [ ], 2019	By Order of the Board of Directors

/s/
Scott Mahoney
Chief Executive Officer & President

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“FORM OF” PROXY CARD

PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m., Eastern Time, on January 22, 2020.

VOTE BY INTERNET WWW.FCRVOTE.COM/TRNX

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, on January 22, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. **OR**

VOTE BY TELEPHONE 1-866-362-5470

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on January 22, 2020. Have your proxy card in hand when you call and then follow the instructions. **OR**

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: **First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911.**

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. **Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.**

CONTROL NUMBER

If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

TARONIS TECHNOLOGIES, INC. PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE NOMINEES LISTED BELOW.

(1) Robert Dingess
(2) Scott Mahoney
(3) Kevin Pollack
(4) William W. Staunton, III

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold your vote for any individual nominee(s), mark "For All Except" box and write the number(s) of the nominees(s) you want to withhold your vote for on the line below.

____

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

____
Signature (Capacity)

____
Signature (If jointly held)

____
Date

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME, JANUARY 22, 2020, TO BE INCLUDED IN THE VOTING RESULTS.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing.

TARONIS TECHNOLOGIES, INC. **PROXY CARD**

ANNUAL MEETING OF STOCKHOLDERS JANUARY 23, 2020, 4:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Mahoney and Tyler Wilson, or either one of them, acting singly, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Taronis Technologies, Inc. held of record by the undersigned on December 11, 2019 at the Annual Meeting of Shareholders to be held on January 23, 2020 or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED, IF NOT OTHERWISE SPECIFIED, FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, EVERY THREE YEARS ON PROPOSAL 3 AND FOR PROPOSAL 4, 5 AND 6.

CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.

Appendix B

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

TARONIS TECHNOLOGIES, INC.

Taronis Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is Taronis Technologies, Inc.

2.	This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on December 9, 2005 as amended to date (as amended, the “Certificate of Incorporation”).

3.	Article FOURTH of the Certificate of Incorporation is hereby amended by replacing the first paragraph of Article FOURTH:

“The total number of shares of stock which the Corporation has authority to issue is Four Hundred Million (400,000,000) shares, which shall consist of (i) 390,000,000 shares of common stock, $0.001 par value per share and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”). The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.”

4.	The foregoing amendment was duly adopted in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.

5.	Thereafter, pursuant to a resolution of the Board of Directors of the Corporation, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Taronis Technologies, Inc. has caused this Certificate of Amendment to be executed as of [          ], 2020.

TARONIS TECHNOLOGIES, inc.

Name:	Scott Mahoney
Title:	Chief Executive Officer